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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         August 18, 1997
                                                 -------------------------------

                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)


   Delaware                         0-20803                      74-2644120
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(State or other                   (Commission                 (I.R.S. Employer
  jurisdiction                    File Number)               Identification No.)
of incorporation)


             5000 Plaza on the Lake, Suite 200, Austin, Texas   78746
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                 (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code      (512) 328-1112
                                                  ------------------------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS

        Pursuant to Rule 135c(d) of the Securities Act of 1933, as amended, attached as Exhibit 99.1 is the press release issued by IXC Communications, Inc. dated August 18, 1997, which is hereby incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (C)     EXHIBITS

        99.1    Press release dated August 18, 1997




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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date:  August 18, 1997

                            IXC Communications, Inc.



                            By:     /s/  James F. Guthrie
                                    -------------------------------------------
                                    James F. Guthrie
                                    Executive Vice President and
                                    Chief Financial Officer



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                                 EXHIBIT INDEX


Exhibit
Number      Description
-------     -----------
99.1        Press release dated August 18, 1997



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